                                                               Exhibit (m)(1)(i)

                               AMENDED SCHEDULE A

                               with respect to the

                           FOURTH AMENDED AND RESTATED
                          DISTRIBUTION AND SERVICE PLAN

                                       for

                                ING EQUITY TRUST

                                          Maximum Class A
                                              Combined          Maximum Class B         Maximum Class C         Maximum Class Q
                                            Distribution     Combined Distribution   Combined Distribution   Combined Distribution
Name of Fund                              and Service Fees      and Service Fees        and Service Fees        and Service Fees
---------------------------------------   ----------------   ---------------------   ---------------------   ---------------------
ING Equity Dividend Fund                        0.25%                1.00%                   1.00%                    N/A
ING Fundamental Research Fund                   0.25%                1.00%                   1.00%                    N/A
ING LargeCap Value Fund                         0.25%                1.00%                   1.00%                    N/A
ING MidCap Opportunities Fund                   0.30%                1.00%                   1.00%                   0.25%
ING Index Plus LargeCap Equity Fund             0.25%                1.00%                   1.00%                   0.25%
ING Index Plus LargeCap Equity Fund II          0.25%                1.00%                   1.00%                   0.25%
ING Index Plus LargeCap Equity Fund III         0.25%                1.00%                   1.00%                   0.25%
ING Index Plus LargeCap Equity Fund IV          0.25%                1.00%                   1.00%                   0.25%
ING Principal Protection Fund V                 0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund VI                0.25%                1.00%                   1.00%                   0.25%
ING Principal Protection Fund VII               0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund VIII              0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund IX                0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund X                 0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund XI                0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund XII               0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund XIII              0.25%                1.00%                   1.00%                    N/A
ING Principal Protection Fund XIV               0.25%                1.00%                   1.00%                    N/A
ING Real Estate Fund                            0.25%                1.00%                   1.00%                   0.25%
ING SmallCap Opportunities Fund                 0.30%                1.00%                   1.00%                   0.25%
ING SmallCap Value Choice Fund                  0.25%                1.00%                   1.00%                    N/A
ING Value Choice Fund                           0.25%                1.00%                   1.00%                    N/A